SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 29, 2005.

FBR Securitization, Inc.

(Exact name of registrant as specified in charter)

Delaware	333-122578	20-2028732

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Nineteenth Street North, Arlington,	VA 22209

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 312-9500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     FBR Securitization, Inc. (the “Registrant”) registered issuance of its First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (333-122578) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $546,600,000 aggregate principal amount of Class AV-1, Class AV-2, Class AV-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 of its First NLC Trust 2005-2, Mortgage-Backed Certificates, Series 2005-2 (collectively, the “Certificates”) on June 29, 2005. This Current Report on Form 8-K is being filed to satisfy the undertaking contained in the definitive Prospectus dated February 23, 2005, as supplemented by the Prospectus Supplement dated June 27, 2005, as further supplemented on July 29, 2005 (collectively, the “Prospectus Supplement”) to file a copy of the Pooling and Servicing Agreement.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2005 (the “Pooling and Servicing Agreement”) by and among JPMorgan Chase Bank, National Association, as trustee (the “Trustee”), FBR Securitization, Inc., as depositor (the “Depositor”), First NLC Financial Services, LLC, as originator (the “Originator”), NLC Finance II, LLC and First NLC Financial Services, LLC, as sellers, Litton Loan Servicing LP, as servicer (the “Servicer”), and Ocwen Federal Bank FSB, as interim servicer. A copy of the Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

     The Certificates are secured by certain mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $454,411,966 as of June 1, 2005. The Mortgage Loans will be serviced by the Servicer pursuant to the terms of the Pooling and Servicing Agreement.

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.

Information and Exhibits

(a)	Financial Statements of business acquired.

Not applicable.

(b)	Pro Forma financial information.

Not applicable.

(c)	Exhibits.

99.1	Pooling and Servicing Agreement, dated as of June 1, 2005, by and among FBR Securitization, Inc., as depositor, First NLC Financial Services, LLC, as originator and as seller, NLC Finance II, LLC, as seller, JPMorgan Chase Bank, National Association, as trustee, Litton Loan Servicing LP, as servicer, and Ocwen Federal Bank FSB, as interim servicer.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2005	FBR SECURITIZATION, INC.
	By:	/s/ Richard J. Hendrix
Name: Richard J. Hendrix
Title: President and Chief Operating Officer

[Form 8-K — Series 2005-2 — Post-Closing]

Exhibit Index

Exhibit No.		Page
99.1	Pooling and Servicing Agreement dated as of June 1, 2005, by and among FBR Securitization, Inc., as depositor, First NLC Financial Services, LLC, as originator and seller, NLC Finance II, LLC, as seller, JPMorgan Chase Bank, National Association, as trustee, Litton Loan Servicing LP, as servicer, and Ocwen Federal Bank FSB, as interim servicer	[Electronic Format]